12. DEPRECIATION, AMORTIZATION AND IMPAIRMENT (Tables)	12 Months Ended
Dec. 31, 2017
Depreciation Amortization And Impairment Tables
Depreciation, amortization and impairment

IN MILLIONS OF USD	2017	2016	2015

Depreciation	(64.5)	(61.4)	(49.7)
Impairment	(0.2)	–	(1.4)
Subtotal (note 17 Property, Plant and Equipment)	(64.7)	(61.4)	(51.1)
Amortization	(44.0)	(42.3)	(35.6)
Subtotal (note 19 Intangible Assets)	(44.0)	(42.3)	(35.6)
Total	(108.7)	(103.7)	(86.7)